SECURITIES AND EXCHANGE COMMISSION
                       ----------------------------------

                            WASHINGTON, D.C. 20549
                            ----------------------

                                 SCHEDULE 14A

                                 RULE 14A-101
                                 ------------


                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
1934


                             FILED BY REGISTRANT /x/
                      FILED BY PARTY OTHER THAN REGISTRANT

                             CHECK THE APPROPRIATE BOX:
                        / /  PRELIMINARY PROXY STATEMENT
                        /x/  DEFINITIVE PROXY STATEMENT
                        / /  DEFINITIVE ADDITIONAL MATERIALS

      / / SOLICITING MATERIAL PURSUANT TO RULE 14-11 (C) OR RULE 14A-12

                                 CACHE INC.
               ------------------------------------------------
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                 CACHE INC.
                  ------------------------------------------
                  (NAME OF PERSON(S) FILING PROXY STATEMENT)


------------------------------

Payment of filing fee (Check the appropriate box);
/ / $125 per Exchange Act Rules 0-11(c) (1) (ii). 14a-6(i) (1) or 14-6(j) (2)

/ / $500 per each party to the controversy pursuant of Exchange Act Rule
    14a-6(i) (3)

/ / Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11

    1.  Title of each class of securities to which transaction applies:

    2.  Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (1)

    4.  Proposed maximum aggregate value of transaction:
           (1) Set forth the amount on which the filing is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the form or schedule and the date of filing.

                                  CACHE, INC.
                                 1440 Broadway
                           New York, New York 10018
                                (212) 575-3200



                                                   September 14, 2004



Dear Shareholder:

	On behalf of the officers and directors of the Company, you are cordially invited to attend the Cache, Inc. Annual Meeting of Shareholders to be held at 10:00 a.m. on Thursday, October 14, 2004, at our headquarters, 1440 Broadway, 5th Floor, New York, New York.

        The Notice of Meeting and Proxy Statement on the following pages cover the formal business of the meeting, which includes proposals (i) to elect five named nominees as directors and (ii) to ratify the appointment of KPMG LLP, certified public accountants, as Cache's auditors for the fiscal year ending January 1, 2005.

        The Board of Directors unanimously recommends that shareholders vote in favor of each proposal. We strongly encourage all shareholders to participate by voting their shares by Proxy whether or not they plan to attend the meeting. Please sign, date and mail the enclosed Proxy as soon as possible. If you do attend the Annual Meeting, you may still vote in person.




                                                   Sincerely,


                                                   /s/ Brian Woolf
                                                   ---------------------
                                                   Brian Woolf
                                                   Chairman of the Board

                                   CACHE, INC.
                                  1440 Broadway
                            New York, New York 10018
                              --------------------

                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD OCTOBER 14, 2004
                              ---------------------



TO THE SHAREHOLDERS:

	The Annual Meeting of the Shareholders of Cache, Inc. will be held on Thursday, October 14, 2004 at 10:00 a.m. local time, at our headquarters, 1440 Broadway, 5th Floor, New York, New York, 10018, for the purpose of considering and acting upon the following proposals as set forth in the accompanying Proxy
Statement:

                1. To elect five named nominees as Directors of the Company to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified.

                2. To ratify the appointment of KPMG LLP, certified public accountants, as auditors of the Company for the fiscal year ending January 1, 2005.

                3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

        Only shareholders of record at the close of business on August 23, 2004 are entitled to notice of and to vote at the meeting or any adjournment thereof.

        Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed Proxy and return it promptly to the Company in the return envelope enclosed for your use, which requires no postage if mailed in the United States. You may revoke your Proxy at any time before it is voted by delivering to the Secretary of the Company a written notice of revocation bearing a later date than the Proxy, by duly executing a subsequent Proxy relating to the same shares of Common Stock and delivering it to the Secretary of the Company, or by attending and voting at the Annual Meeting.

        You are cordially invited to attend.

			By Order of the Board of Directors,



                                                      /s/ Victor J. Coster
                                                      --------------------
                                                      VICTOR J. COSTER
                                                      Secretary
September 14, 2004

                                   CACHE, INC.
                                  1440 Broadway
                            New York, New York 10018
                                 --------------

                                 PROXY STATEMENT
                                 ---------------


        Accompanying this Proxy Statement is a Notice of Annual Meeting of Shareholders and a form of Proxy for such meeting solicited by the Board of Directors. The Board of Directors has fixed the close of business on August 23, 2004 as the record date for the determination of shareholders who are entitled to notice of and to vote at the meeting or any adjournment thereof. The holders of a majority of the outstanding shares of Common Stock present in person, or represented by proxy, will constitute a quorum at the meeting. This Proxy Statement and the enclosed Proxy are being sent to the shareholders of the Company on or about August 23, 2004.

	Only shareholders of record at the close of business on August 23, 2004 will be entitled to vote at the Annual Meeting. At the close of business on such record date the Company had outstanding 15,634,000 shares of Common Stock (which reflects the Company's 3 for 2 stock split effective June 18, 2004), par value $.01 per share ("Common Stock"). No other class of voting security of the Company is issued and outstanding. Each share of Common Stock entitles the holder to one vote. Shareholders do not have cumulative voting rights.

	As of August 31, 2004, Messrs. Andrew and Joseph Saul and certain
Saul family trusts (sometimes collectively referred to herein as the "Sauls") owned of record an aggregate of 2,959,692 shares of Common Stock, representing approximately 18.9% of the outstanding shares of Common Stock. See "Principal Shareholders and Share Ownership by Management." The Sauls intend to vote their Common Stock in favor of Proposals 1 and 2.

	A Proxy that is properly submitted to the Company may be properly revoked at any time before it is voted. Proxies may be revoked by (i) delivering to the Secretary of the Company at or before the Annual Meeting a written notice of revocation bearing a later date than the Proxy, (ii) duly executing a subsequent Proxy relating to the same shares of Common Stock and delivering it to the Secretary of the Company at or before the Annual Meeting, or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a Proxy). With respect to Proposal 1, unless authority to vote for all Directors or any individual Director is withheld, all the shares represented by the Proxy will be voted for the election of Directors as set forth in the Proxy Statement. Where a shareholder has specified a vote for or against Proposal 2, such Proxy will be voted as specified; if no direction is given, all the shares represented by the Proxy will be voted in favor of the Proposal.

        Under SEC rules, boxes and a designated blank space are provided on the proxy card for shareholders to mark if they wish either to vote "for," "against" or "abstain" on one or more of the proposals, or to withhold authority to vote for one or more of the Company's nominees for director. Florida law requires the presence of a quorum for the annual meeting, defined as a majority of the votes entitled to be cast at the meeting. Votes withheld from director nominees and abstentions will be counted in determining whether a quorum has been reached. Broker-dealer non-votes, which are defined in the third paragraph below, are not counted for quorum purposes.

	Assuming a quorum has been reached, a determination must be made as to the results of the vote on each matter submitted for shareholder approval: (1) the election of directors; and (2) the ratification of auditors. Director nominees must receive a plurality of the votes cast at the meeting, which means that a vote withheld from a particular nominee or nominees will not affect the outcome of the meeting. In order to pass, the proposal to ratify the Company's auditors must be approved by a majority of the votes cast on such matter. Abstentions are not counted in determining the number of votes cast in connection with the ratification of auditors.

	Brokers who hold shares in street name have the authority to vote on certain items when they have not received instructions from beneficial owners. Brokers that do not receive instructions are entitled to vote on the election of directors and ratification of auditors. Under applicable law, a broker non-vote will have no effect on the outcome of the election of directors or the ratification of auditors.

	The cost of soliciting Proxies will be paid by the Company, which will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding proxy material to the beneficial owners of the Company's stock.

	THE COMPANY WILL PROVIDE, WITHOUT CHARGE, TO ANY SHAREHOLDER UPON WRITTEN REQUEST A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K (EXCLUDING EXHIBITS BUT INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES) FOR THE FISCAL YEAR ENDED DECEMBER 27, 2003 AND/OR A COPY OF ANY OF THE COMPANY'S QUARTERLY REPORTS ON FORM 10-Q OR CURRENT REPORTS ON FORM 8-K. SUCH WRITTEN REQUESTS SHOULD BE DIRECTED TO: VICTOR COSTER, SECRETARY, CACHE, INC., 1440 BROADWAY, NEW YORK, NEW YORK 10018.


        IN ORDER THAT YOUR SHARES MAY BE REPRESENTED AT THIS MEETING,

                PLEASE SIGN, DATE AND MAIL THE PROXY PROMPTLY.

                                 ELECTION OF DIRECTORS

                                     (Proposal 1)


	The Board of Directors of the Company presently consists of the following five members: Messrs. Andrew M. Saul, Brian Woolf, Gene G. Gage, Morton J. Schrader and Arthur S. Mintz, each of whom is a nominee for re-election.

	Unless authority to vote on the election of all Directors or any individual Director is specifically withheld by appropriate designation on the face of the Proxy, the persons named in the accompanying Proxy will nominate as Directors, and vote such Proxy for the election as Directors of, the persons named below. If elected, such persons will serve as Directors until the next Annual Meeting of Shareholders and until their successors are elected and qualified.

	Management does not contemplate that any of the nominees for Director will be unable to serve, but if such a situation should arise, the persons named in the accompanying Proxy will nominate and vote for the election of such other person or persons as the Board of Directors may recommend.


                          NOMINEES FOR DIRECTORS

                                                                       Director
Name                         Age   Principal Occupation                  Since
----                         ---   --------------------                  -----

Brian Woolf ...............  55    Chairman of the Board and             2000
                                   Chief Executive Officer  (1)
Andrew M. Saul ............  57    Partner, Saul Partners  (2)           1986

Morton J. Schrader ........  72    Real Estate Broker  (3)               1989

Arthur S. Mintz............  59    President, Bees & Jam, Inc.  (4)      2002

Gene G. Gage...............  57    Financial Advisor  (5)                2004

___________________________________

        (1) Mr. Woolf has served as our Chief Executive Officer and Chairman of the Board since October 2000. From March 1999 to October 2000, Mr. Woolf served as Vice President and General Merchandise Manager for the Limited. From 1995 to March 1999, Mr. Woolf served as Senior Vice President and General Merchandise Manager for Caldor.

        (2) Mr. Saul has served as one of our directors since 1986. Mr. Saul also served as our Chairman of the Board from February 1993 to October 2000. Mr. Saul is a partner in Saul Partners, an investment partnership, a position he has held since 1986.

        (3) Mr. Schrader has served as one of our directors since 1989. Mr. Schrader was the President of Abe Schrader Corp., a manufacturer of women's apparel, from 1968 through March 1989. Since 1989, he has been active as a real estate broker.

        (4) Mr. Mintz has served as one of our directors since September 2002. Mr. Mintz has served as the President of Bees & Jam, Inc., an apparel manufacturer, since 1971.

        (5) Mr. Gage has served as one of our directors since September 2004. Mr. Gage is currently a Financial Advisor for New England Financial. He is a certified public accountant, as well as a certified financial planner. He has over 30 years of financial experience.


        COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

        During the fiscal year ended December 27, 2003 ("Fiscal 2003"), the Board of Directors held four meetings. Each then-current Director attended all of such Board meetings. The Board of Directors has an Audit Committee, a Nominating and Governance Committee, as well as a Compensation and Plan Administration Committee of the Board of Directors. The Audit Committee established in July 1989, currently consists of Messrs. Arthur Mintz, Morton Schrader and Gene Gage. The Audit Committee held four meetings in Fiscal 2003. Each then-current member of the Committee attended such Committee meeting.

        Duties of the Audit Committee include meeting with the independent accountants and certain personnel of the Company to discuss the planned scope of their examinations, the adequacy of internal controls and financial reporting; reviewing the results of the annual examination of the financial statements and periodic internal audit examinations; reviewing the services and fees of the Company's independent accountants; authorizing special investigations and studies; and performing any other duties or functions deemed appropriate by the Board of Directors. The Board of Directors has determined that Gene Gage is qualified to serve as the Audit Committee's financial expert and Chairman.

        The Board of Directors has adopted a written charter for the Audit Committee. A copy of this charter is included in Appendix A. The charter has not changed from the charter filed with our 2001 proxy statement.

        The Compensation and Plan Administration Committee was established in July 1991 as the Plan Administration Committee to administer the Company's stock option plans. In May 1993 it was renamed the Compensation and Plan Administration Committee and delegated additional authority to determine the remuneration arrangements for the four most senior executive officers and to review and approve the remuneration arrangements for the Company's other executive officers. It currently consists of Messrs. Andrew Saul, Arthur Mintz, Morton Schrader and Gene Gage. The Compensation and Plan Administration Committee met twice in Fiscal 2003. Each then-current member of the Committee attended such Committee meeting.

        The Board of Directors recently adopted a written charter for the Compensation and Plan Administration Committee. A copy of this charter is included in Appendix B to this proxy statement.

        The Board of Directors established the Nominating and Governance Committee in September 2004. The Committee currently consists of Messrs. Andrew Saul, Gene Gage, Arthur Mintz and Morton Schrader. The Nominating and Governance Committee is responsible for identifying, evaluating and recommending director nominees to the Board of Directors. A copy of the charter for the Nominating and Governance Committee is included in Appendix C to this proxy statement.

        The Nominating and Governance Committee will consider candidates for the Board from any reasonable source, including stockholder recommendations. The Nominating and Governance Committee does not evaluate candidates differently based on who has made the proposal. Stockholders who wish to suggest qualified candidates should write to Victor J. Coster, Corporate Secretary, at the Company's headquarters' address. These recommendations should include detailed biographical information concerning the nominee, his or her qualifications to be member of the Board, and a description of any relationship the nominee has to be a stockholder making the recommendation or to other stockholders of the Company. A written statement from the candidate consenting to be named as a candidate and, if nominated and elected, to serve as director, subject to the candidate's due diligence of the Company, should accompany any such recommendation. Stockholders who wish to nominate a director for election at an annual meeting of stockholders of the Company must comply with the Company's By-Laws regarding stockholder proposals and nominations.

        While the Nominating and Governance Committee does not have minimum qualification requirements for candidates, it does assess whether candidates have good business judgment, high ethical standards, substantial experience in the Company's line of business or other applicable fields such as science or technology, and ability to prepare for and attend Board meetings, committee meetings and stockholder meetings. The Nominating and Governance Committee also considers whether candidates are independent and possess leadership qualities.

Stockholder Communications

        Company stockholders may communicate with the Board by addressing their communications to one or more directors to our corporate headquarters at 1440 Broadway, 5th Floor, New York, NY 10018. The Company may screen such communications to ensure that the Company forwards only material that is germane to the Company's business to each director to whom the correspondence is addressed.

                               EXECUTIVE COMPENSATION



Summary Compensation Table


        The following sets forth the compensation earned for the past three years of the Chief Executive Officer and the Company's other four most highly compensated executive officers collectively, the "Named Executive Officers".



                                      Annual                           Long-Term
                                   Compensation                        Compensation
                                   ------------                        Awards
                                                                       ------
<s>                                                                    Securities    All Other
Name and                Fiscal                          Other Annual   Underlying   Compensation
Principal Position       Year     Salary      Bonus     Compensation    Options (1)      (2)
------------------      ------    ------      -----     ------------    --------    ------------
Brian Woolf              2003   $500,000     $475,200    $1,433,000      375,000      $ 14,459
Chief Executive          2002    449,934      359,947        ---          68,250        14,014
Officer and Chairman     2001    401,857        ---          ---         150,000         3,640
Of the Board

Thomas E. Reinckens (3)  2003    401,923      381,988       900,738      187,500        10,326
President, Chief         2002    356,473      285,178        ---          68,250         2,967
Operating Officer        2001    326,857      250,244        ---           ---           2,847

Catherine McNeal (4)     2003    193,750      143,000        ---         127,500          ---
Executive Vice President 2002      ---          ---          ---           ---            ---
                         2001      ---          ---          ---           ---            ---

David Desjardins (5)     2003    298,654      143,354       136,413       75,000          ---
Executive Vice President 2002    211,539      117,692        ---          52,500          ---
                         2001      ---          ---          ---           ---            ---

Maria Comfort (6)        2003    270,731       40,000        48,950       37,500          ---
Executive Vice President 2002    137,500       25,000        ---          60,000          ---
                         2001      ---          ---          ---           ---            ---
------------------------



        (1) Option amounts have been restated to reflect the Company's 3 for 2 stock split effective June 18, 2004.

        (2) These amounts consist of insurance premiums paid for life insurance for the benefit of the named executive officers and long-term disability insurance.

        (3) Thomas E. Reinckens has served as President and Chief Operating Officer since October 2000. Mr. Reinckens also is our current principal financial and accounting officer. Mr. Reinckens joined our company in February 1987 and has held various positions throughout his tenure, most recently serving as Chief Financial Officer from November 1989 to October 2000 and Executive Vice President from September 1995 to October 2000. Mr. Reinckens has over 20 years of retail experience.

        (4) Catherine McNeal has served as Executive Vice President, Merchandise Manager for our Cache stores since June 2003. From 1997 until joining Cache, Ms. McNeal served in various managerial capacities for the Limited, most recently as Vice President, Merchandising Manager for Limited stores. Ms. McNeal has over 20 years of retail experience.

        (5) David Desjardins has served as Executive Vice President and Director of Stores and Operations since April 2002. From 1999 until joining us, Mr. Desjardins served in various managerial capacities at the Limited, most recently as Vice President of Express and Director of Sales and Operations at Limited stores. From 1990 to 1999, Mr. David Desjardins held various managerial positions with The Gap. Mr. Desjardins has over 15 years of retail experience.

        (6) Maria Comfort has served as Executive Vice President for our Lillie Rubin stores since April 2004. Ms. Comfort had served as Vice President and General Merchandise Manager for our Lillie Rubin stores from May 2002 to April 2004. From 1999 until she joined us, Ms. Comfort served as Executive Vice President for Giorgio Armani. From June 1997 to 1999, Ms. Comfort served as President of 9 & Co., a division of Nine West Group, Inc., a women's apparel company.
            Ms. Comfort's background encompasses a variety of merchandising functions, including design, manufacturing and buying. Ms. Comfort has over 25 years of retail experience.


                           AGGREGATED FISCAL 2003 YEAR-END STOCK OPTION VALUES


                                          Number of Securities        Value of Unexercised
                                          Underlying Unexercised      In-the-Money Stock Options
                                          Stock Options at Fiscal     at Fiscal Year-End (1)
                                          Year-End
<s>           -------------------------   -----------------------------------------------------
Name          Shares Acquired   Value     Exercisable  Unexercisable  Exercisable Unexercisable
               on Exercise     Realized
-----         ---------------  --------   -----------  -------------  ----------- -------------
Brian Woolf          193,500 $1,433,000       307,688        542,062  $ 3,502,849   $ 2,358,336
Thomas E. Reinckens  112,500 $  900,738       126,188        204,562  $ 1,332,759   $   362,086
Catherine McNeal       ---       ---            9,375        118,125  $    74,313   $   322,538
David Desjardins      13,125 $  136,413        13,125        101,250  $   137,200   $   357,400
Maria Comfort          9,375 $   49,950         9,375         78,750  $    58,875   $   184,150







Amounts described in the preceding table under the heading "Value of Unexercised In-the-Money Stock Options at Fiscal Year End" are determined by multiplying the number of shares underlying the options by the difference between the last reported per share sale price of our common stock on December 26, 2003 and the per share option exercise prices. All share amounts have been adjusted to reflect the 3 for 2 stock split effective June 18, 2004.



                STOCK OPTION GRANTS IN LAST FISCAL YEAR

The following table sets forth information with respect to stock options granted in fiscal 2003 to each of the named executive officers.



<table>                                                                                   Potential
                                                                                       Realizable Value
                                         % of Total                                    At Assumed Annual
                         Number of         Options        Exercise                    Rates of Stock Price
                         Securities      Granted to       or Base                      Appreciation for
<s>                      Underlying     Employees in       Price     Expiration         Option Term (2)
Name                     Options(1)      Fiscal Year     ($/share)      Date            5%           10%
-------------------      ----------     ------------     ---------   ----------      ----------   -----------

Brian Woolf               375,000          30.7%        $   12.65      7/22/13      $ 1,310,265  $ 2,895,344
Thomas E. Reinckens       187,500          15.3%        $   12.65      7/22/13          655,133    1,447,672
Catherine McNeal           37,500           3.1%        $    5.83      5/23/13           60,368      133,396
Catherine McNeal           90,000           7.4%        $   12.65      7/22/13          314,464      694,882
David Desjardins           75,000           6.1%        $   12.65      7/22/13          262,053      579,069
Maria Comfort              60,000           4.9%        $   12.65      7/22/13          209,642      463,255




        (1) These options vest no later than July 22, 2007 but may vest sooner with respect to up to 25% of the shares on each of June 30, 2004, June 30, 2005, June 30, 2006, and June 30, 2007, to the extent our earnings plan for these years is achieved, based on the following sliding scale:


                                                         Percentage of Original
                                                          Options that Becomes
                                                              Exercisable
                                                              -----------
                Percentage of Earnings Plan Achieved
                ------------------------------------         --------------

        Greater than or equal to 90% ........................     25%
        Greater than or equal to 75%, but less than 90%......     20%
        Greater than or equal to 60%, but less than 75%......     15%
        Less than 60%........................................      0%

        (2) These amounts represent hypothetical gains that could be achieved for the options if exercised at the end of the option term. As required by SEC rules, these gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the options were granted until their expiration dates. These assumptions are not intended to forecast future appreciation of our stock price. The potential realizable value computation does not take into account federal or state income tax consequences of option exercises or sales of appreciated stock.

Employment Agreements and Change-of-Control Provisions

        In September 2003, we entered into a new employment agreement with Brian Woolf, our Chief Executive Officer and Chairman, which expires January 31, 2007. Under the agreement, Mr. Woolf's annual salary during 2003 was $500,000 and he is eligible to receive annual incremental increases of $75,000 in each of the next three years contingent on the Company's profitability, as defined in the contract. Mr. Woolf is also eligible to participate in the Company's bonus and stock option programs. In addition, Mr. Woolf is entitled to participate in our long-term disability coverage healthcare and other benefits packages. Pursuant to the terms of his new employment agreement, if we terminate Mr. Woolf's employment prior to January 31, 2007 for any reason other than for certain circumstances described in the agreement, then until Mr. Woolf accepts other employment we are required to continue to pay him the full balance of his contract, mitigated by future employment. In the event that Mr. Woolf is terminated in connection with a change in control of Cache, as defined in the contract, he is entitled to receive an amount equal to 18 months of his salary then in effect. The contract contains a covenant of Mr. Woolf not to solicit employees of Cache for two years and a covenant for Mr. Woolf not to compete with Cache for a minimum of one year.

	All of the options granted under the Company's 2000 and 1994 Stock Option Plans contain a provision under which the option will become immediately exercisable (the "Accelerated Exercise") with respect to all shares subject to it as follows: (i) except as provided in clause (iii) below, immediately after the first date on which less than 25% of the outstanding Common Stock in the aggregate is beneficially owned (as defined in Rule 13d-3 under the Securities and Exchange Act of 1934) by Andrew M. Saul and Joseph E. Saul, members of their immediate families and one or more trusts established for the benefit of such individuals or members, (ii) immediately prior to the sale of the Company substantially as an entirety (whether by sale of stock, sale of assets, merger, consolidation or otherwise), (iii) immediately prior to the expiration of any tender offer or exchange offer for shares of Common Stock of the Company, where: (x) all holders of Common Stock are entitled to participate, and (y) the Sauls have agreed (or have announced their intent) to sell such number of their shares of Common Stock as will result in the Sauls beneficially owning less than 25% of the outstanding shares of Common Stock in the aggregate, and (iv) immediately, if 20% or more of the directors elected by shareholders to the Board of Directors are persons who were not nominated by management in the most recent proxy statement of the Company. The Company is required to give appropriate notice so as to permit an optionee to take advantage of the foregoing provisions.


                     REPORT OF THE AUDIT COMMITTEE


	For many years, we have had an Audit Committee composed of two non-management directors along with Mr. Andrew Saul. The two non-management members of the Audit Committee meet the independence and experience requirements of Rule 4200(a)(15) of the NASDAQ Stock Exchange. Mr. Andrew Saul served as Chairman of the Board of Directors of the Company from February 1993 to October 2000. The Board of Directors has determined that his participation on the Audit Committee is in the best interests of the Company and its shareholders due to his understanding of the affairs of the Company and related financial and management expertise. In 2003, the Committee met four times. Our Audit Committee has long followed the substance of the procedures recommended in the report of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees, sponsored by the major securities markets, issued in February 1999. Thus, when five years ago the SEC and the Exchange adopted new audit committee requirements, no significant changes in the practices of our Audit Committee were required.

        During the year 2003, at each of its meetings, the Committee met with the senior members of the Company's financial management team and our independent auditors. The Committee's agenda is established by the meetings with the Company's independent auditors, at which candid discussions of financial management, accounting and internal control issues took place.

        The Committee reviews with the Company's financial managers and the independent auditor's overall audit scopes and plans, the results of external audit examinations, evaluations by the auditors of the Company's internal controls and the quality of the Company's financial reporting.


        Management has reviewed the audited financial statements in the Annual Report with the Audit Committee including a discussion of the quality and not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. In addressing the quality of management's accounting judgments, members of the Audit Committee have asked whether statements of the Company have been prepared in conformity with generally accepted accounting principles, and have expressed to both management and auditors their general preference for conservative policies when a range of accounting options is available.

        In its meetings with representatives of the independent auditors, the Committee asks them to address, and discuss their responses to, several questions that the Committee believes are particularly relevant to its oversight. These questions include:

        - Are there any significant accounting judgments made by management in preparing the financial statements that would have been made differently had the auditors themselves prepared and been responsible for the financial statements?

        - Based on the auditors' experience, and their knowledge of the Company, do the Company's financial statements fairly present to investors, with clarity and completeness, the Company's financial position and performance for the reporting period in accordance with generally accepted accounting principles, and SEC disclosure requirements?

        - Based on the auditors' experience, and their knowledge of the Company, has the company implemented internal controls and internal audit procedures that are appropriate for the Company?

        The Committee believes that, by thus focusing its discussions with the independent auditors, it can promote a meaningful dialogue that provides a basis for its oversight judgments. The Committee also discussed with the independent auditors other matters required to be discussed by the auditors with the Committee under Statement on Auditing Standards No. 61 (communication with audit committees). The Committee received and discussed with the auditors their annual written report on their independence from the Company and its management, which is made under Independence Standards Board Standard No. 1 (independence discussions with audit committees), and considered with the auditors whether the provision of financial information systems design and implementation and other non-audit services provided by them to the Company during 2003 was compatible with the auditors' independence.

        In performing all of these functions, the Audit Committee acts only in an oversight capacity. The Committee does not complete its review prior to the Company's public announcements of financial results and, necessarily, in its oversight role, the Committee relies on the work and assurances of the Company's management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of the Company's annual financial statements to generally accepted accounting principles.

        In reliance on these reviews and discussions, and the report of the independent auditors, the Audit Committee has recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 27, 2003, for the filing with the Securities and Exchange Commission.



                                                Audit Committee
                                                Andrew M. Saul, Chairman
                                                Morton J. Schrader, Director
                                                Arthur S. Mintz, Director

Compensation of Directors

We compensate one of our non-employee directors for their services to us by participation in our group medical insurance program at an approximate cost to us of $11,500 per individual per year. He currently does not receive cash or equity-based compensation. The other three non-employee directors receive a director's fee equal to $20,000 per year.

Indemnification of Directors and Executive Officers

Our Articles of Incorporation require us, to the extent permitted by law, to indemnify our directors and officers against any personal liabilities incurred as a result of their positions as directors or officers of our company.

We maintain directors' and officers' insurance providing indemnification for our directors, officers and management employees for liabilities arising as a result of their services to us.

The indemnification provision in our articles of incorporation may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. They may also reduce the likelihood of derivative litigation against our directors and officers, even though such an action, if successful, might otherwise benefit us and our stockholders. Furthermore, a stockholder's investment may be adversely affected to the extent we pay the cost of settlement and damage awards against any of our directors and officers under indemnification provisions. We believe that these indemnification provisions are necessary to attract and retain qualified directors and officers.

Compensation Committee Interlocks and Insider Participation

Our Compensation and Plan Administration Committee presently consists of Andrew Saul, Arthur Mintz, Morton Schrader and Gene Gage. No member of our Compensation and Plan Administration Committee has been an employee of ours. None of our executive officers serves as a member of the board of directors or compensation committee of any other entity that has one or more executive officers serving as a member of our board of directors of our compensation committee.

Executive compensation consists generally of two components - base salary and option awards, and sometimes a third component - a discretionary bonus award. The Compensation and Plan Administration Committee (the "Committee"), presently consists of Messrs. Andrew Saul, Morton Schrader, Arthur Mintz and Gene Gage. During the past year, the Committee administered the Company's option plans pursuant to which option awards are granted, determined the remuneration arrangements for the three most senior executive officers and reviewed and approved the remuneration arrangements for the other executive officers of the Company, which arrangements are determined by the Chairman, in accordance with parameters set by the Committee.

This report of the Committee of the Board of Directors addresses the Company's compensation policies for Fiscal 2003 applicable to Cache's executives including the Named Executive Officers.

The Committee's Report on Executive Compensation shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this Report on Executive Compensation by reference, and shall not otherwise be deemed filed under such Acts.

Philosophy

The Cache executive compensation program is designed to attract and retain key executives. Its objectives are to reward executives who contribute to the success of the Company through individual and company performances. Specifically, compensation includes a competitive base salary program and long-term stock option awards. The Company will sometimes grant discretionary bonuses to certain key executive officers with respect to prior contributions as well as to serve as incentives to attract key executives into the Company's employ.

Base Salary

The Company believes a competitive base salary is necessary to retain key management employees. Base salaries are determined based upon a review of an individual's experience and responsibilities, general industry practice and the competitive environment for each position. Annual salary adjustments are determined based upon an individual's performance, the Company's performance, general industry practice and any new duties or responsibilities assumed by the individual during the last year.

Mr. Woolf's base salary of $500,000 was determined by his employment agreement with the Company, made as of September, 2003, which provided for a base salary of $500,000 per annum during that period. In connection with entering into the new employment agreement with Mr. Woolf in September 2003 (described in this proxy statement under "Executive Compensation - Employee Contracts and Change of Control Provisions"), the Compensation and Plan Administration Committee determined Mr. Woolf's base salary amount to be appropriate in light of the competitive environment for his position and his individual management experience. In addition, Mr. Woolf was granted an incentive opportunity under the Company's 2003 Stock Option Plan as described below.

Long-Term Incentives

The Company believes that employee equity ownership is highly motivating, provides a major incentive to employees in building stockholder value, and serves to align the interests of employees with stockholders. Options are based upon the relative position and responsibilities of each executive officer, historical and expected contributions of each officer to the Company, and previous options grants to such executive officers. Options are recommended with a goal to provide competitive equity compensation for executive officers compared to executive officers of similar rank in companies of the Company's industry, geographical location and size.

Cache's stock option programs were designed by the Company as a long-term incentive program, for key executives. The stock option programs have created an incentive for executives to maximize shareholder return, by linking long-term compensation with the valuation of the Company's Common Stock. The stock option plans typically have included initial grants, which have vested from three to five years. Stock options granted under the 2003, 2000 and 1994 Plans are required to have an exercise price at least equal to the fair market value of the Company's common stock at the date of grant. Among other factors considered by the Committee in determining who qualified for stock option grants under the 2003, 2000 and 1994 Plans and the amount of such grants were an executive's business experience and his potential to contribute to the future success of the Company.


Other Compensation

The Company provides certain other benefits, such as health insurance, to the executive officers that are generally available to Company employees. In addition, the Company provides its executives, including the Named Executive Officers, with term life insurance and additional long-term disability insurance, at the Company's cost.

The foregoing report has been furnished by the Compensation and Plan Administration Committee, consisting of Messrs. Andrew M. Saul, Morton J. Schrader and Arthur S. Mintz.

Code of Ethics

The Company has adopted a Code of Ethics that applies to all of the Company's directors, officers and employees. The Code of Ethics is available on our website at www.cache.com. We will disclose any amendment to, other than technical, administrative or non-substantive amendments, or waiver of its code of ethics granted to a director or executive officer by filing a Form 8-K disclosing the amendment or waiver within five business days.

FIVE-YEAR PERFORMANCE COMPARISON


 	The following graph compares the yearly percentage change in the Company's cumulative total shareholder return on Common Stock with (i) the cumulative total return of the NASDAQ National Market Index (which tracks the aggregate performance of equity securities of companies traded on the NASDAQ National Market System ("NASDAQ/NMS")) and (ii) the cumulative total return of companies with the same four-digit standard industrial code (SIC) as the Company (SIC Code 5621, titled "Women's Clothing Stores"), over the period from January 1, 1999 to December 31, 2003. The graph assumes an initial investment of $100 and reinvestment of dividends. The graph is not necessarily indicative of future price performance.


The graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.



                       COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                                AMONG CACHE INC.
                       NASDAQ MARKET INDEX AND SIC CODE INDEX

                                            FICAL YEAR ENDED
                          -----------------------------------------------
                           12/31    12/31   12/29   12/28   12/27   12/26
COMPANY/INDEX/MARKET       1998     1999    2000    2001    2002    2003
                          -----------------------------------------------
CACHE INC.                100.00   133.33   61.54   73.85  297.44  423.18

WOMEN'S CLOTHING STORES   100.00   132.45  127.03  124.26  109.61  144.66

NASDAQ MARKET INDEX       100.00   176.37  110.86   88.37   61.64   92.68


                         ASSUMES $100 INVESTED ON JAN. 1, 1999
                             ASSUMES DIVIDEND REINVESTED
                           FISCAL YEAR ENDED DEC. 27, 2003

                CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In December 1994, we loaned $170,000 to Roy Smith, formerly an Executive Vice President and director. The loan was payable on demand by us, secured by a pledge of shares of our common stock owned by Mr. Smith, with full recourse against him and bore interest at a rate of 9% per annum. The loan for $170,000, plus accrued interest, was repaid on July 14, 2003.

In December 1994, we loaned $80,000 to Thomas E. Reinckens, our President and Chief Operating Officer and one of our directors. The loan was payable on demand by us, secured by a pledge of shares of our common stock owned by Mr. Reinckens, with full recourse against him and bore interest at a rate of 7% per annum. The loan for $80,000, plus accrued interest, was repaid on July 25, 2003. Additionally, in December 2000, we loaned $121,000 to Mr. Reinckens. This loan was also payable on demand by us, secured by a pledge of shares of our common stock, with full recourse against him and bore interest at the rate of 6% per annum. Mr. Reinckens repaid $50,000 of this loan to us in March 2002 and the remaining balance of $71,000 of this loan, plus accrued interest, was repaid on July 25, 2003.

        See Also "Executive Compensation--Compensation Committee Interlocks and Insider Participation."

As of August 31, 2004, the Sauls beneficially owned in the aggregate 2,959,692 shares of the Company's outstanding Common Stock, representing approximately 18.9% of the Company's outstanding Common Stock. See "Principal Shareholders and Share Ownership by Management."

        PRINCIPAL SHAREHOLDERS AND SHARE OWNERSHIP BY CERTAIN BENEFICIAL
                             OWNERS AND BY MANAGEMENT


     	The following table sets forth certain information as to the beneficial ownership of the Company's equity securities as of August 31, 2004 by (i) each director or nominee of the Company, (ii) each Named Executive Officer, (iii) each person who is known to the Company to be the beneficial owner of more than 5% of the Common Stock, and (iv) all executive officers and directors as a group. Unless otherwise indicated, the beneficial ownership for each person consists of the sole voting and sole investment power with respect to all shares beneficially owned by him. For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares as of a given date which such person has the right to acquire within 60 days after such date. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any security which such person or persons has the right to acquire within 60 days after such date is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.


                                                           Percentage of
                                 Number of shares          Outstanding shares
Person and Address               of Common Stock (10)      of Common Stock
------------------               --------------------      ------------------

Andrew M. Saul                        2,959,692                   18.9%
   9 West 57th Street
   New York, NY  10019 (1)

Joseph E. Saul                        2,959,692                   18.9%
   9 West 57th Street
   New York, NY  10019 (2)

Norma G. Saul                         2,959,692                   18.9%
   9 West 57th Street
   New York, NY  10019 (3)

Royce & Associates, LLC               1,120,050                    7.2%
   1414 Avenue of the Americas
   New York, NY 10019 (9)

Essex Investment                      1,204,059                    7.7%
   Management Company, LLC
   125 High Street, 29th Floor
   Boston, MA 02110 (9)

Gilder, Gagnon, Howe & Co., LLC         996,504                    6.4%
   1775 Broadway, 26th Floor
   New York, NY 10019 (9)

Brian Woolf                             243,938                    1.5%
   Cache Inc.
   1440 Broadway
   New York, NY 10018 (4)

                                                           Percentage of
                                 Number of shares          Outstanding shares
Person and Address               of Common Stock (10)      of Common Stock
------------------               --------------------      ------------------


Thomas E. Reinckens                     133,642                     *
   Cache Inc.
   1440 Broadway
   New York, NY 10018 (5)

Morton J. Schrader                       19,500                     *
   230 Park Avenue, 18th Floor
   New York, NY 10166

 Arthur S. Mintz                           None                   N/A
   70 West 36th  Street
   New York, NY 10018

Gene G. Gage                               None                   N/A
   Cache Inc.
   1440 Broadway
   New York, NY 10018

Catherine McNeal                         31,875                     *
   Cache Inc.
   1440 Broadway
   New York, NY  10018 (6)

David Desjardins                         31,875                     *
   Cache Inc.
   1440 Broadway
   New York, NY  10018 (7)

Maria Comfort                            15,000                     *
   Cache Inc.
   1440 Broadway
   New York, NY 10018 (8)

All Current Executive                 3,435,522                  21.5%
Officers and Directors as a
Group (nine persons)
---------------------------


 * Less than 1% of the outstanding shares of common stock.



(1) Represents (a) 825,630 shares held directly by Andrew Saul, (b) 874,962 shares beneficially owned by Joseph Saul, Andrew Saul's father, (c) 1,251,600 shares held by Norma Saul, Andrew Saul's mother, and (d) 7,500 shares held by the Andrew Saul Foundation, of which Andrew Saul is a director. All of the foregoing shares are subject to an oral agreement, subject in the case of the trusts to any fiduciary duties of the trustees, to vote and dispose of the shares jointly. The holders of the foregoing shares have filed with the SEC as a "group" within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934. Each of these holders disclaims beneficial ownership of all shares other than those held in his, her or its name.

(2) Represents (a) 852,462 shares held directly by Joseph Saul, (b) 1,251,600 shares held by Norma Saul, Joseph Saul's wife, (c) 833,130 shares beneficially owned by Andrew Saul, Joseph Saul's son and (d) 22,500 shares held by the Joseph E. and Norma G. Saul Foundation, of which Joseph Saul is a director. All of the foregoing shares are subject to an oral agreement, subject in the case of the trusts to any fiduciary duties of the trustees, to vote and dispose of these shares jointly. The holders of the foregoing shares have filed with the SEC as a "group" within the meaning of Rule 13d-3 of the Securities Exchange act of 1934. Each of these holders disclaims beneficial ownership of all shares other than those held in his, her or its name.

(3) Represents (a) 1,251,600 shares held directly by Norma Saul, (b) 852,462 shares beneficially owned by Joseph Saul, Norma Saul's husband, (c) 833,130 shares held by Andrew Saul, Norma Saul's son and (d) 22,500 shares held by the Joseph E. and Norma G. Saul Foundation, of which Norma Saul is a director. All of the foregoing shares are subject to an oral agreement, subject in the case of the trusts to any fiduciary duties of the trustees, to vote and dispose of these shares jointly. The holders of the foregoing shares have filed with the SEC as a "group" within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934. Each of these holders disclaims beneficial ownership of all shares other than those held in his, her or its name.

(4)  Includes options to acquire 162,938 shares of our common stock.

(5)  Includes options to acquire 98,063 shares of our common stock.

(6)  Includes options to acquire 31,875 shares of our common stock.

(7)  Includes options to acquire 31,875 shares of our common stock.

(8)  Includes options to acquire 15,000 shares of our common stock.

(9) Information is based solely on the most recent Form 13F filed by the holder with the SEC.

(10) Number of shares of Common stock reflects the 3 for 2 stock split effective June 18, 2004.

                      RATIFICATION OF THE APPOINTMENT OF
                              KPMG AS AUDITORS

                                (Proposal 2)

        The Board of Directors has appointed the firm of KPMG LLP to examine the financial statements of the Company for the year ending January 1, 2005, subject to ratification by shareholders. KPMG LLP was employed by the Company, as its independent auditors for Fiscal 2003. Shareholders are asked to ratify the action of the Board of Directors in making such appointment.

        The Board of Directors recommends a vote for ratification. The affirmative vote of a majority of the votes cast with respect to this proposal is required for the ratification of the appointment of auditors. The Sauls intend to vote shares of Common Stock they own in favor of Proposal 2.

       Representatives of KPMG LLP will attend the Annual Meeting. They also will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

The following table sets forth the aggregate fees billed to the Company for the fiscal years ended December 28, 2002 and December 27, 2003 by KPMG LLP.


               Fees          Fiscal 2002        Fiscal 2003
               ----            Amount             Amount
                               ------             ------
            Audit Fees        $121,200           $149,500
            Audit-Related
            Fees              $253,920           $193,939
            Tax Fees          $   --             $   --
            All Other Fees    $  5,000           $   --
            Total Fees        $380,120           $343,439



        The Audit Committee of the Board of Directors has considered whether the provision of these services is compatible with maintaining the principal accountants' independence.

Audit fees includes fees for annual audit and reviews of the Company's quarterly reports on Form 10-Q, as well as statutory audits and audits of subsidiaries.

Audit-related fees include fees for audits of benefit plans and audits related to a potential stock offering.

All other fees include fees for evaluations and advisory services.

During fiscal 2002, the Audit Committee had a policy to monitor and limit as appropriate non-audit related services performed by our Independent Auditors. The policy required pre-approval by our Chief Operating Officer of any contract for services, other than audit and audit-related services, up to $100,000 and by the Audit Committee for any such contract in excess of $100,000. Effective in fiscal 2003, the Audit Committee further enhanced this policy to require pre-approval of all services performed by the Independent Auditors.

OTHER BUSINESS

        Management knows of no business to be brought before the meeting other than Proposals 1 and 2 in the Notice of Annual Meeting. If any other proposals come before the meeting, it is intended that the shares represented by Proxies shall be voted in accordance with the judgment of the person or persons exercising the authority conferred by the Proxies.

        Financial statements of the Company, the Company's certified public accountants' report thereon and management's discussion and analysis of the Company's financial condition and results of operations are contained in the Company's 2003 Annual Report to Shareholders, a copy which has been sent to each shareholder of record along with a copy of this Proxy Statement. The Annual Report is not to be regarded as proxy soliciting material or a communication by means of which any solicitation is to be made.



                                SHAREHOLDER PROPOSALS

        Proposals by shareholders intended to be presented at the next Annual Meeting (to be held in 2005) must be received by the Company on or before May 13, 2005 in order to be included in the Proxy Statement and Proxy for that meeting. The mailing address of the Company for submission of any such proposal is given on the first page of the Proxy Statement.


            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely upon a review of the Forms 3, 4 and 5 and any amendments thereto furnished to the Company pursuant to Rule 16a-3(c) promulgated under the Exchange Act, the Company is not aware of any failure of any officer, director or beneficial owner of more than 10% of the Common Stock to timely file with the Commission any Form 3, 4 or 5 in respect of the Company during fiscal 2003, except for the following instances: 10% owner Joseph Saul filed two late Form 4's; Director Morton J. Schrader filed one late Form 4; Officer David Desjardins filed one late Form 4 and one late Form 3; Officer Thomas Reinckens filed one late Form 3; Officer Catherine McNeal filed one late Form 3; and Director and 10% owner Andrew Saul filed one late Form 4.


        IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS ARE REQUESTED TO SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE, WHETHER OR NOT THEY EXPECT TO ATTEND THE 2004 ANNUAL MEETING IN PERSON.


				By Order of the Board of Directors,



                                                /s/ Victor J. Coster
                                                ----------------------
                                                VICTOR J. COSTER
                                                Secretary

                                APPENDIX A


                                CACHE, INC.
                        AUDIT COMMITTEE CHARTER

                                Cache, Inc.
                        AUDIT COMMITTEE CHARTER




PURPOSE

        The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including by overviewing the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, the Company's systems of internal accounting and financial controls, and the annual independent audit of the Company's financial statements.

        In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the Company's shareholders; accordingly, the outside auditor is ultimately accountable to the Board and the Committee.

        The Committee shall review the adequacy of this Charter on an annual basis.



MEMBERSHIP

        The Committee shall be comprised of not less than three members of the Board, and the Committee's composition will meet the requirements of the Audit Committee Policy of the NASD.

        Accordingly, all of the members will be directors:

        1. Who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company; and

        2. Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee.

        In addition, at least one member of the Committee will have accounting or related financial management expertise.


KEY RESPONSIBILITES

        The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that Company financial management, as well as the outside auditors, have more time, knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

        The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

* The Committee shall review with management and the outside auditors the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K) and review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61.

* As a whole, or through the Committee chair, the Committee shall review with the outside auditors the Company's interim financial results to be included in the Company's quarterly reports to be filed with Securities and Exchange
  Commission and the matters required to be discussed by   SAS No. 61; this
  review will occur prior to the Company's filing of the Form  10-Q.

* The Committee shall discuss with management and the outside auditors the quality and adequacy of the Company's internal controls.

* The Committee shall:

* request from the outside auditors annually, a formal written statement delineating all relationship between the auditor and the Company consistent with Independence Standards Board Standard Number 1;

* discuss with the outside auditors any such disclosed relationships and their impact on the outside auditor's independence; and

* recommend that the Board take appropriate action to oversee the independence of the outside auditor.

* The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select (or nominate for shareholder approval), evaluate and, where appropriate, replace the outside auditor.

                                APPENDIX B


             COMPENSATION AND PLAN ADMINISTRATION COMMITTEE CHARTER

Adopted by the Board of Directors:	September 9, 2004

                                 Cache Inc.
                           ----------------------

          Charter of the Compensation and Plan Administration Committee
                          of the Board of Directors

I.	DEFINITIONS.
        ------------

        A.      "Board" means the Board of Directors of Cache.

        B.      "CEO" means the Chief Executive Officer of Cache.

        C.      "Chairperson" means the Chairperson of the Committee.

        D.      "Cache" means Cache Inc., a Florida corporation.

        E. "Committee" means the Compensation and Plan Administration Committee of the Board.

        F. "Employment Agreements" means all employment, retention and similar agreements and any amendments there.

        G. "Equity Awards" means grants of equity securities, stock options, restricted stock, stock appreciation rights, stock units or any other award consisting of or relating to the stock or any security (or phantom stock or any other derivative security) of Cache under or pursuant to any present or future Equity Compensation Plan of Cache.

        H. "Equity Compensation Plan" means a plan or other arrangement that provides for the delivery of equity securities (either newly issued or treasury shares) of Cache to any employee, director or other service provider as compensation for services.

        I. "Executive Officers" means the officers of Cache designated as "executive officers" by the Board from time to time for purposes of Section 16 of the Securities Act of 1934, as amended, and the regulations adopted pursuant thereto.

        J.      "SEC" means the United States Securities and Exchange
                Commission.

II.	GENERAL.
        --------

        A.      Committee Purpose.  The Committee shall assist the Board in
                ------------------
                fulfilling its responsibilities and shall have the purpose and responsibilities, as more fully described in Section IV below, and without limiting the rights and responsibilities captured elsewhere in this Charter, to: (i) approve corporate goals and objectives relevant to CEO compensation, evaluate the CEO's performance in light of such goals and objectives, and make a recommendation to all of the independent directors for their approval with respect to the CEO's compensation based on such evaluation; (ii) make recommendations to the Board with respect to compensation and benefits, incentive compensation plans and Equity Compensation Plans applicable to Executive Officers;
                (iii) approve plans and programs pertaining to director compensation and benefits; (iv) assist in the maintenance of compensation practices that are consistent with applicable market standards and in full compliance with applicable regulatory requirements; and (v) produce a report on executive compensation for inclusion in Cache's annual proxy statement or in Cache's annual report filed on Form 10-K with the SEC, in accordance with applicable regulations.

        B.      Committee's Access to External Consultants and Advisers.  The
                --------------------------------------------------------
                Committee has the sole authority to retain (and approve the related terms of engagement and fees), at Cache's expense, independent legal, accounting, and other consultants, advisors, and experts that it determines to be necessary or appropriate to assist the Committee in the performance of its responsibilities. Such retention may be made without seeking the approval of the Board or management.

        C.      Review of Charter.  The Committee shall review and assess the
                ------------------
                adequacy of this Charter at least bi-annually and submit any proposed revisions to the Board for its consideration and approval.

III.    COMMITTEE COMPOSITION AND MEETINGS.
        -----------------------------------

        A.      Composition and Qualification of Members.  The Committee shall
                -----------------------------------------
                be comprised of three or more directors as designated by the Board, each of whom shall meet all applicable legal and Nasdaq listing qualifications as may exist from time to time and shall be an independent director as defined by the applicable Nasdaq listing qualifications. A director shall not serve as a member of the Committee if the CEO or another executive officer of Cache serves on the compensation committee of another company that employs that director.

        B.      Appointment and Removal.  The members of the Committee shall be
                ------------------------
                appointed by the Board and shall serve until the applicable member's successor is duly elected and qualified or until such member's earlier resignation or removal by the Board.

        C.      Chairperson of the Committee.  The Board shall appoint one of
                -----------------------------
                the members of the Committee to serve as its Chairperson. The Chairperson shall chair all regular sessions of the Committee and set or review the agenda for Committee meetings.

        D.      Meetings.  The Committee shall meet at least four times a year,
                ---------
                or more frequently as circumstances dictate, and as called by the Chairperson. The Committee may invite to (or exclude from) its meetings any director (who is not a member of the Committee), officer or employee of Cache, or such other persons as it deems appropriate to carry out its responsibilities.

        E.      Minutes.  Cache's Secretary (or the designee of the Secretary)
                --------
                will keep minutes of all of the Committee's meetings, and shall retain such minutes with Cache's corporate records.

        F.      Reports to the Board of Directors.  The Chairperson shall
                ----------------------------------
                regularly, but not less than once per year, report to the Board on the Committee's activities and shall review with the Board any significant issues that arise with respect to Cache's compliance with legal or regulatory requirements.

        G.      Self-Evaluation.  The members of the Committee shall conduct an
                ----------------
                annual performance self-evaluation of the Committee, including reviewing compliance by the Committee with this Charter.

IV.     COMMITTEE RESPONSIBILITIES.
        ---------------------------

        The following functions shall be the common recurring activities of the Committee in carrying out its responsibilities. These functions should serve as a guide with the understanding that the Committee may carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, regulatory, legal or other conditions. The Committee shall also carry out any other responsibilities and duties delegated to it by the Board from time to time related to the purposes of the Committee outlined in Section II.A of this Charter.

        A.      Compensation of CEO.  The Committee shall (i) make
                --------------------
                recommendations to the independent directors with respect to the corporate goals and objectives relevant to the CEO's compensation, (ii) evaluate the CEO's performance in light of such goals and objectives, and (iii) make recommendations to the independent directors for the CEO's compensation, including annual salary and bonuses based on this evaluation.

        B.      Long Term Incentives Awarded to CEO.  The Committee shall
                ------------------------------------
                recommend to the independent directors for their approval
                Equity Awards and any other long-term incentive component of the CEO's compensation and, in doing so, shall consider (at a minimum) Cache's performance and relative shareholder return, the value of similar incentive awards granted to CEOs at comparable companies, and long-term incentive awards granted to the CEO in past years.

        C.      Compensation of Executive Officers and Directors.  The Committee
                -------------------------------------------------
                shall review and, if appropriate, approve, the CEO's recommendations with respect to the annual salary, bonus, and Equity Awards for all Executive Officers other than the CEO.

        D.      Director Compensation.  The Committee shall review, and, if
                ----------------------
                appropriate, approve compensation plans and programs (including, without limitation, retainer fees, meeting fees, chairperson fees, long term compensation, benefits and perquisites) for directors.

        E.      Approve Compensation and Benefit Plans.  The Committee shall
                ---------------------------------------
                review and make a recommendation to the Board as to whether to approve any Equity Compensation Plan or any material amendments or revisions thereto or termination thereof. The Committee shall review and make a recommendation to the Board as to whether to approve any executive retirement plans, executive severance plans, plans permitting the deferral of compensation, or any similar form of compensation or executive benefits in which the directors, Executive Officers, or any of them, are participants, and any material amendments or revisions thereto or the termination thereof.

        F.      Administration of Plans.  The Committee shall perform the duties
                ------------------------
                assigned to the Committee in any present or future Equity Compensation Plan or other compensation, retirement or employee benefit plan of Cache.

        G.      Approval of Aggregate Equity Awards.  The Committee shall review
                ------------------------------------
                and, if appropriate, approve the aggregate amount of Equity Awards that may be granted to employees of Cache and its subsidiaries, other than Executive Officers, and authorize the CEO (and his designees), to issue Equity Awards (subject to such aggregate limit) to employees.

        H.      Grant of Equity Awards to New Hires and Promoted Employees.  The
                -----------------------------------------------------------
                Committee authorizes the CEO to make Equity Awards to newly hired employees and employees who have been promoted; provided, that (1) such employees are neither Executive Officers nor directors, and (2) the amount and terms of such Equity Awards are reasonably consistent with Equity Awards made to employees in similar positions.

        I.      Compensation Policies and Structure.  The Committee shall
                ------------------------------------
                review Cache's executive compensation policies with Cache's Director of Human Resources. In addition, the Committee shall participate in the preparation and approval of the Report of the Compensation Committee contained in Cache's annual meeting proxy statement, which report describes the performance factors the Committee relied on in determining the compensation of the CEO, as well as a discussion of the Committee's general policies with respect to executive compensation. The Committee shall review and, if appropriate, approve any significant modifications to Cache's salary range structure, bonus and long-term incentive targets.

        J.      Perquisites.  The Committee shall review and approve any plan or
                ------------
                program which provides for the grant or payment of fringe benefits to or for the benefit of Executive Officers, except for plans or programs that are similarly offered to all or a large group of Cache's employees and are not expected to result in an annual cost to Cache in excess of $1 million.

        K.      Employment Agreements.  The Committee shall review and, if
                ----------------------
                appropriate, approve all Employment Agreements to which an Executive Officer, other than the CEO, is a party. Any Employment Agreement to which the CEO is a party shall be reviewed by the Committee so that a recommendation may be made to the Board regarding the approval of such agreement.

        L.      General.  The Committee shall counsel the Board on other
                --------
                compensation matters and undertake such other related responsibilities as the Board or its Chairperson may request.

                             APPENDIX C

             NOMINATING AND GOVERNANCE COMMITTEE CHARTER

Adopted by the Board of Directors:	September 9, 2004


                            Cache Inc.
                      ----------------------

         Charter of the Nominating and Governance Committee of the Board of Directors

1.	DEFINITIONS.
        ------------

        A.      "Board" means the Board of Directors of Cache.

        B.      "Chairperson" means the Chairperson of the Committee.

        C.      "Cache" means Cache Inc., a Florida corporation.

        D. "Committee" means the Nominating and Governance Committee of the Board.

II.	GENERAL.
        --------

        A.      Nominating and Governance Committee Purpose.  The Committee
                --------------------------------------------
                shall assist the Board in fulfilling its responsibilities with respect to oversight and shall have the purpose and responsibilities, as more fully described in Section IV below, and without limiting the rights and responsibilities captured elsewhere in this charter, to (i) identify individuals who are qualified to become members of the Board, (ii) recommend to the Board director nominees for the next annual meeting and for the filling of vacancies in the Board, (iii) develop and recommend to the Board criteria for selecting qualified director candidates, (iv) develop and recommend to the Board corporate governance guidelines and policies applicable to Cache, and (v) oversee the evaluation of the Board's performance.

        B.      Committee's Access to External Consultants and Advisers.  The
                --------------------------------------------------------
                Committee has the sole authority to retain (and approve the related terms of engagement and fees), at Cache's expense, (i) search firms used to identify director candidates and (ii) independent legal, accounting, and other consultants, advisors, and experts that it determines to be necessary or appropriate to assist the Committee in the performance of its responsibilities. Such retention may be made without seeking the approval of the Board or management.

        C.      Review of Charter.  The Committee shall review and assess the
                ------------------
                adequacy of this Charter at least bi-annually and submit any proposed revisions to the Board for its consideration and approval.

III.    NOMINATING AND GOVERNANCE COMMITTEE COMPOSITION AND MEETINGS.
        -------------------------------------------------------------

        A.      Composition and Qualification of Members.  The Committee shall
                -----------------------------------------
                be comprised of three or more directors as designated by the Board, each of whom shall meet all applicable legal and Nasdaq listing qualifications as may exist from time to time.

        B.      Appointment and Removal.  The members of the Committee shall be
                ------------------------
                appointed by the Board and shall serve until the applicable member's successor is duly elected and qualified or until such member's earlier resignation or removal by the Board.

        C.      Chairperson of the Committee.  The Board shall appoint one of
                -----------------------------
                the members of the Committee to serve as its Chairperson. The Chairperson shall chair all regular sessions of the Committee, set or review the agenda for Committee meetings, and report to the Board regarding the significant activities of the Committee.

        D.      Meetings.  The Committee shall meet at least twice annually or
                ---------
                more frequently as determined in the discretion of the Chairperson, as circumstances dictate or as may be required by applicable legal requirements, and as called by the Chairperson. The Committee may invite to (or exclude from) its meetings any director (who is not a member of the Committee), officer or employee of Cache, or such other persons as it deems appropriate to carry out its responsibilities.

        E.      Minutes.  Cache's Secretary (or the designee of the Secretary)
                --------
                will keep minutes of all of the Committee's meetings, and shall retain such minutes with Cache corporate records.

        F.      Reports to the Board of Directors.  The Chairperson shall report
                ----------------------------------
                regularly, but not less than once per year, to the Board on the Committee's activities and shall review with the Board any significant issues that arise with respect to Cache's compliance with legal or regulatory requirements.

        G.      Self-Evaluation.  The members of the Committee shall conduct an
                ----------------
                annual performance self-evaluation of the Committee, including reviewing compliance by the Committee with this Charter.

IV.	NOMINATING AND GOVERNANCE COMMITTEE RESPONSIBILITIES.
        -----------------------------------------------------

        The following functions shall be the common recurring activities of the Committee in carrying out its responsibilities. These functions should serve as a guide with the understanding that the Committee may carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, regulatory, legal or other conditions. The Committee shall also carry out any other responsibilities and duties delegated to it by the Board from time to time related to the purposes of the Committee outlined in Section II.A of this Charter.

        A.      Board Structure and Functions.  The Committee shall oversee the
                ------------------------------
                evaluation of the structure, duties, size, membership and functions of the Board and its committees, and shall recommend appropriate changes to the Board and its committees.

        B.      Board Meetings.  The Committee shall review the format and
                ---------------
                frequency of Board and committee meetings and propose appropriate changes to the Board.

        C.      Evaluation of Board.  The Committee shall (i) establish
                --------------------
                procedures to exercise oversight of the evaluation of the Board and its committees and members and (ii) prepare and issue the self-evaluation required under Section III.G of this Charter.

        D.      Governance Policies.  The Committee shall develop and recommend
                --------------------
                to the Board corporate governance guidelines and policies applicable to Cache. The Committee shall review, at least bi-annually, the Board's and all Board committees' governance policies and guidelines, and review any litigation or governmental proceedings, legal compliance matters, and any proposed stockholder resolutions or other actions, in each case relating to Cache's governance policies, that would have a significant impact on Cache. The Committee shall review Cache's Code of Ethics from time to time to ensure that it meets all legal and Nasdaq requirements and recommend changes to such Code as appropriate. The Committee shall also review, at least annually, Cache's compliance with the Nasdaq corporate governance listing requirements and report to the Board.

        E.      Conflicts of Interest.  The Committee shall advise the Board as
                ----------------------
                to whether a director has a conflict of interest with respect to any issues and determine whether such director should vote on any such issue. In furtherance thereof, the Committee shall take appropriate steps to identify such potential conflicts of interests and to ensure that a majority of the directors voting on an issue are informed, disinterested and independent with respect to such issue.

        F.      Nomination of Board Members.  The Committee shall identify
                ----------------------------
                individuals believed to be qualified to become Board members, consistent with criteria approved by the Board, and to select, or recommend to the Board, the nominees to stand for election as directors at the annual meeting of stockholders or, if applicable, at a special meeting of stockholders. In the case of a vacancy on the Board (including a vacancy created by an increase in the size of the Board), the Committee shall recommend to the Board an individual to fill such vacancy either through appointment by the Board of through election by stockholders. In selecting or recommending candidates, the Committee shall take into consideration the criteria approved by the Board and such other factors as it deems appropriate. The Committee shall consider and evaluate all candidates recommended by Cache's shareholders in accordance with the procedures and criteria set forth in Cache's annual proxy statement.

        G.      Proxy.  The Committee shall review the disclosures in Cache's
                ------
                annual proxy statement regarding the Committee and the director nominating process.

        H.      General.  The Committee shall counsel the Board on other Board
                --------
                governance matters and undertake such other related responsibilities as the Board or its Chairperson may request.